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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

           We hereby consent to the inclusion in the Prospectus of this Amendment No. 3 to the Registration Statement (No. 333-84189) on form SB-2 of our report dated October 8, 1999 on the consolidated financial statements of JagNotes.com, Inc. as of July 31, 1999 and for the year then ended. We also consent to the related reference to our firm under the caption "Experts" in the Prospectus of this Registration Statement.



                                                     J.H. Cohn LLP

                                                     Roseland, New Jersey
                                                     December 30, 1999